United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008

Toro Ventures Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51974	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Jinhua Street

Chang Chun, Ji Lin

China, 130000

(Address of principal executive offices with zip code)

011-86-13761254664

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 8.01: Other Events

On January 11, 2008, Toro Ventures Inc. moved its official office address to 25 Jinhua Street, Chang Chun, China and changed its official phone number from 604.269.6622 to 011-86-13761254664.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Toro Ventures Inc.

Signed: /s/ Yan Liu

Name: Yan Liu

Title: President and Chief Executive Officer

Date: January 15, 2008